(ICON)

Global
Utility
Fund, Inc.

SEMI
ANNUAL
REPORT

March 31, 1997
(LOGO)

Global Utility Fund, Inc.

Performance At A Glance.

The Global Utility Fund's Class A shares gained 10.6% for the six months ended March 31, 1997, outperforming the Financial Times World Utilities Index and the average utility fund tracked by Lipper Analytical Services. Your Fund continued to benefit from its holdings in Spanish utilities, natural gas and selected foreign telecommunication companies as well as its limited exposure to Japanese utility stocks.

Cumulative
Total
Returns1
As of 3/31/97
                                Six         One        Five            Since
                               Months       Year       Years         Inception2
               Class A          10.6%        14.1%      86.4%           133.7%
               Class B          10.2         13.2       79.4             93.4
               Class C          10.2         13.2        N/A             33.0
               Class Z           N/A          N/A        N/A              4.3
   FT World Utilities*           8.1          7.5       69.9             66.0
  Lipper Utility Avg**           7.1          9.0       69.9             ***

Average
Annual Total
Returns1
As of 3/31/97
                                            One        Five            Since
                                            Year       Years         Inception2
               Class A                        8.4%      12.1%           11.6%
               Class B                        8.2       12.3            11.5
               Class C                       12.2        N/A            11.3

Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management, Lipper Analytical Services and Wellington Management. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis after approximately seven years. Class Z shares are not subject to a sales charge or distribution fee. Since Class Z shares have been in existence less than one year, no average annual total returns are presented.

2Inception dates: 1/2/90 Class A; 3/18/91 Class B; 8/1/94 Class C; 12/16/96 Class Z. The Fund operated as a closed-end fund from its inception until February 1, 1991.

* The Financial Times World Utilities Index is comprised of 177 world utility stocks representing 24 countries.

** These are the average returns of 95 funds in the utility category for six months; 91 funds for one year; and 22 funds for five years, as measured by Lipper Analytical Services.

*** Lipper Since Inception returns were: Class A, 103.2% for 15 funds; Class B, 86.5% for 20 funds; Class C, 33.5% for 69 funds; and Class Z, -1.1% for 336 funds.

    How Investments Compared.
        (As of 3/31/97)
           (GRAPH)
 U.S.      General        General       U.S.
Growth      Bond         Muni Debt     Taxable
Funds       Funds          Funds      Money Funds

Source: Lipper Analytical Services.
Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

William C. S. Hicks, Fund Manager

Portfolio
Manager's Report
(PHOTO)

The Global Utility Fund invests primarily in the stocks and bonds of utility companies from around the world. The Fund seeks to provide total return, without incurring undue risk, by investing primarily in income-producing securities. There is no assurance that the Fund will be able to achieve its investment objective. Investors should also keep in mind that there are special risks associated with foreign investing, (such as currency fluctuations and social, political and economic developments) and with investing in utility securities.

Good Performers.
Two of the Fund's international wireless communication holdings -- Telecom Italia Mobile and Vodafone Group PLC ADR (United Kingdom) -- reported significant growth in telephone placements during the reporting period, which resulted in superior stock market performances by each.

Strategy Session.

Telecom Demand Grows.
During the six-month reporting period, our strategy continued to focus on telecommunications with 50% of equity investments in this sector on March 31, 1997.

Demand for global telecommuni-cations continued to grow at rates well above average as international economies expanded. We especially liked the international sector (55% of equity investments) because of its prospects for higher growth. We added to the Fund's telecommuni-cation holdings in some of the faster growing developing countries, such as India, where we purchased VSNL -- Videsh Sanchar Nigam Ltd. We project above-average earnings gains from countries like India where a rapidly growing middle class is creating demand for telephones.

U.S. telecommunication companies (22% of equity investments) also attracted us during the reporting period. We were quite positive about the prospects of several of the regional bell companies. These "Baby Bells" feature well-managed corporations and growth rates of about 5% to 6% per year. We believe such companies have the opportunity to expand into new areas such as cellular telecom, cable television, long distance services, security monitoring and international telecom. Our favored companies included SBC Communications, US West Communications and NYNEX Corp.

Strengthening demand for telecommunication services should also result in strong markets for manufacturers of telephone equipment. Our holdings here included Alcatel Alsthom and Lucent Technologies.

   Portfolio Breakdown.
Expressed as a percentage of
equity assets as of 3/31/97.
     (PIE CHART)

What Went Well.

Notable Performers.
We held several foreign and U.S. telecommunication stocks, which performed quite well during the reporting period, including:

- Well-managed domestic operators such as GTE, Sprint, and MCI Communications, which benefited from improved earnings and talk of the proposed MCI/British Telecom merger.

- Portugal Telecom ADS, STET (Italy), Telefonica de Espana ADR, and Telefonica de Argentina ADR all showed solid gains for the six months ended March 31, 1997 as earnings expectations were above targets.

Foreign Electrics Do Well.
The slower-growing electric utility sector, approximately 29% of equity assets, was subject to increased regulation during the reporting period. The Fund emphasized those companies with growing operating territories, good managements, and low-cost structures. Several of the Fund's international electric holdings benefited from rising demand, such as Espoon Sahko ADS (Finland), Huaneng Power International ADR (China), RWE AG (Germany), and Scottish Power PLC (United Kingdom).

Five Largest Holdings.
3.2%         SBC Communications
             Telecommunications
2.8%         Westcoast Energy
             Natural Gas
2.8%         STET
             Telecommunications
2.6%         Scottish Power PLC
             Electric
2.5%         MCI Communications
             Telecommunications

Expressed as a percentage of total net assets as of 3/31/97.

And Not So Well.
AT&T's restructuring and management changes are taking longer than expected, resulting in slower than anticipated earnings, although the company is optimistic about its growth and cash flow prospects over the longer term. Korea Electric Power ADR was affected by political uncertainties in the region, and AirTouch Communications was under pressure because of concerns about new competition in California, despite solid growth abroad.

Looking Ahead.
We predict the trend towards privatization, mergers and acquisitions will continue in both the electric and telecommunication sectors. The Deutsche Telekom ADR (Germany) $13 billion initial public offering (IPO), combined with IPOs of CANTV of Venezuela and Singapore Telecommunications fueled the 1996 trend toward privatization, which generated double the proceeds of 1995 IPOs. Merger activity was led by Bell Atlantic's proposed $21 billion merger with NYNEX, the proposed MCI Communications and British Telecom merger, SBC Communications $17 billion merger with Pacific Telesis and the US West Media Group acquisition of Continental Cablevision. These major combinations contributed to more than $110 billion in mergers.

For 1997, there are several other privatizations planned, including the recently completed sale of Telefonica de Espana, and the upcoming sales of
STET (Italy), Telstra (Australia) and France Telecom. International mergers and consolidations are likely to continue in the future and provide a dynamic market for manufacturers of telecommuni-cations equipment. With global growth continuing as a major investment theme, the international markets are likely to remain more dynamic than the domestic sector.
-------------------------------------------------------------------------------
                                    1

Portfolio of Investments as of
March 31, 1997 (Unaudited)          GLOBAL UTILITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

                                                     US$ Value
Shares      Description                              (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--98.5%
COMMON STOCKS--74.3%
------------------------------------------------------------
Electrical Utilities--22.6%
  175,000   CMS Energy Corp.                       $   5,753,125
  200,000   DPL, Inc.                                  4,825,000
  187,500   DQE, Inc.                                  5,203,125
  100,000   DTE Energy Co.                             2,687,500
   65,000   Empresa Nacional de Electricidad,
              S.A. (ADR) (Spain)                       4,216,875
  190,000   Espoon Sahko (ADR) (Finland)               4,988,387
  150,000   Huaneng Power International, Inc.*
              (ADR) (China)                            3,356,250
   75,000   Korea Electric Power Corp. (ADR)
              (Korea)                                  1,312,500
  100,000   Pinnacle West Capital Corp.                3,012,500
  140,000   Public Service Co. of Colorado             5,425,000
   80,000   RWE AG (Germany)                           3,570,744
1,300,000   Scottish Power PLC (United Kingdom)        7,548,456
  280,000   Shandong Huaneng Power Co. Ltd.
              (ADR) (China)                            2,940,000
  150,000   Texas Utilities Co.                        5,137,500
  120,000   VEBA AG (Germany)                          6,794,964
                                                   -------------
                                                      66,771,926
------------------------------------------------------------
Gas Utilities--9.2%
  500,000   Australian Gas Light Co. (Australia)       2,833,516
  100,000   Burlington Resources, Inc.                 4,275,000
  120,000   Equitable Resources, Inc.                  3,675,000
  330,000   TransCanada Pipelines Ltd. (Canada)        6,007,600
  470,000   Westcoast Energy, Inc. (Canada)            8,284,112
   80,000   YPF Sociedad Anonima (ADR)
              (Argentina)                              2,120,000
                                                   -------------
                                                      27,195,228
Telecommunications--35.9%
  106,300   AirTouch Communications, Inc.*         $   2,444,900
  150,000   AT&T Corp.                                 5,212,500
  153,200   BC Telecom, Inc. (Canada)                  3,354,542
  130,000   BCE, Inc. (Canada)                         5,980,000
   75,000   Comsat Corp.                               1,828,125
   46,700   Deutsche Telekom AG (ADR) (Germany)        1,021,563
   43,000   Empresas Telex-Chile S.A. (ADR)
              (Chile)                                    220,375
   50,000   GTE Corp.                                  2,331,250
  100,000   Hellenic Telecom, Inc. (Greece)            2,170,548
  210,000   MCI Communications Corp.                   7,468,125
      369   Nippon Telegraph & Telephone Corp.
              (Japan)                                  2,595,800
  125,000   NYNEX Corp.                                5,703,125
  106,300   Pacific Telesis Group                      4,012,825
   87,600   Portugal Telecom, S.A. (ADS)
              (Portugal)                               3,219,300
  100,000   Royal PTT Nederland NV (Netherlands)       3,704,296
  180,000   SBC Communications Inc.                    9,472,500
   70,000   Sprint Corp.                               3,185,000
2,300,000   STET-Societa Finanziaria Telefonica
              P.A. (Italy)                             8,163,070
  130,000   Tele Danmark (ADR-Class B Shares)
              (Denmark)                                3,396,250
   20,000   Telecom Corp. of New Zealand Ltd.
              (ADR) (New Zealand)                      1,420,000
  900,000   Telecom Italia Mobile S.p.A. (Italy)       2,588,309
  900,000   Telecom Italia S.p.A. (Italy)              2,250,000
   40,000   Telefonica de Argentina S.A.
              (ADR-Class B Shares) (Argentina)         1,175,000
   70,000   Telefonica de Espana, S.A. (ADR)
              (Spain)                                  5,022,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     2

Portfolio of Investments as of
March 31, 1997 (Unaudited)          GLOBAL UTILITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

                                                     US$ Value
Shares      Description                              (Note 1)
------------------------------------------------------------
Telecommunications (cont'd.)
  110,000   Telefonos de Mexico, S.A. (ADR-Class
              L Shares) (Mexico)                   $   4,235,000
  200,000   Videsh Sanchar Nigam Ltd. (GDR)
              (India)                                  3,510,000
   75,000   Vodafone Group PLC (ADR) (United
              Kingdom)                                 3,309,375
  200,000   US West Communications, Inc.               6,800,000
                                                   -------------
                                                     105,794,278
------------------------------------------------------------
Water Utilities & Other--6.6%
   30,968   Alcatel Alsthom (France)                   3,735,000
  167,800   American Water Works Co., Inc.             3,523,800
  400,000   Anglian Water PLC (United Kingdom)         4,185,283
   70,000   Lucent Technologies, Inc.                  3,692,500
2,300,000   Seat S.p.A. (Italy)*                         514,880
  200,000   US West Media Group*                       3,725,000
                                                   -------------
                                                      19,376,463
            Total common stocks
              (cost $161,243,715)                    219,137,895
    ------------------------------------------------------------
PREFERRED STOCKS--1.7%
            Philippine Long Distance Telephone
              Co., (The Philippines)
   43,700   $3.50 Conv. Ser. III (GDS)                 2,403,500
   80,000   5.75% Conv. Ser. II (GDS)                  2,760,000
                                                   -------------
            Total preferred stocks (cost
              $4,185,000)                              5,163,500
                                                   -------------
------------------------------------------------------------
         Principal
Moody's  Amount
Rating   (000)
DEBT OBLIGATIONS--22.5%
CORPORATE BONDS--21.1%
------------------------------------------------------------
Electrical Utilities--13.8%
A1       $   1,500    Alabama Power Co.,
                        6.375%, 8/1/99                   1,485,090
Ba2          1,500    CalEnergy Co., Inc.,
                        9.50%, 9/15/06                   1,545,000
Aa2      $   1,750    Central Illinois Light Co.,
                        8.20%, 1/15/22               $   1,741,145
Baa1         1,000D   Chilgener, S.A.,
                        6.50%, 1/15/06 (Chile)             925,380
Aaa          2,000D   Chubu Electric Power Co.
                        Inc., (Japan)
                        6.25%, 8/5/03 (Eurobonds)        1,923,750
A3           1,500    Cincinnati Gas & Elec. Co.,
                        5.80%, 2/15/99                   1,474,665
A1           1,000    Consolidated Edison Co. of
                        NY, Inc.,
                        7.625%, 3/1/04                   1,010,500
Aa2          2,000    Duke Power Co.,
                        5.875%, 6/1/01                   1,909,380
Baa1         1,000D   Eastern Energy Limited
                        6.75%, 12/1/06 (Australia)         945,450
Ba3          1,000    El Paso Electric Co.,
                        8.25%, 2/1/03, Ser. C            1,014,190
Baa1         1,000D   Empresa Electric Pehuenche
                        S.A.,
                        7.30%, 5/1/03 (Chile)              984,230
Baa1         1,000D   Empresa Electrica del Norte
                        Grande S.A.,
                        7.75%, 3/15/06 (Chile)             978,490
Baa1         1,000D   Enersis S.A.,
                        7.40%, 12/1/16 (Chile)             934,950
Aa3            500    Florida Power Corp.,
                        6.00%, 7/1/03                      470,285
A2           1,000    GTE Florida, Inc.,
                        7.25%, 10/15/25                    910,420
Baa3         1,000    Gulf States Utilities Co.,
                        8.25%, 4/1/04                    1,027,900
A2           1,000    Iowa-Illinois Gas & Elec.
                        Co.,
                        6.95%, 10/15/25                    872,310
Baa2         1,000    Louisiana Power & Light Co.,
                        6.00%, 3/1/00                      965,410
A1           1,500    Monongahela Power Co.,
                        7.375%, 7/1/02                   1,500,045

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of
March 31, 1997 (Unaudited)          GLOBAL UTILITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

              Principal
Moody's       Amount                                   US$ Value
Rating        (000)       Description                   (Note 1)
------------------------------------------------------------
Electrical Utilities (cont'd.)
A1       $   1,000    Northern States Power Co.,
                        5.75%, 12/1/00               $     954,460
Baa1         2,000    Philadelphia Electric Co.,
                        7.50%, 1/15/99                   2,024,920
A1           2,000    Potomac Edison Co.,
                        8.875%, 8/1/21                   2,123,380
A2           1,000D   Quebec Hydro,
                        7.50%, 4/1/16 (Canada)             966,240
Aa2          2,000    Southwestern Elec. Power
                        Co.,
                        5.25%, 4/1/00                    1,907,160
Aa2          1,000    Southwestern Public Serv.
                        Co.,
                        7.25%, 7/15/04                     990,630
Baa3         1,000    System Energy Resources,
                        Inc.,
                        7.71%, 8/1/01                    1,005,870
Aa2          1,000    Tampa Electric Co.,
                        7.75%, 11/1/22                     965,140
Baa1         2,000    Texas Utilities Electric
                        Co.,
                        9.27%, 1/14/00                   2,115,180
Ba3          1,000    Texas-New Mexico Power. Co.,
                        10.75%, 9/15/03                  1,077,500
Aaa          2,000D   Tokyo Electric Power,
                        6.125%, 7/29/03
                        (Eurobonds) (Japan)              1,925,000
A2           2,000    Virginia Electric & Power
                        Co.,
                        6.625%, 4/1/03                   1,943,160
                                                     -------------
                                                        40,617,230
------------------------------------------------------------
Financial--0.7%
Baa2         1,000D   CSW Investments,
                        7.45%, 8/1/06
                        (United Kingdom)                   983,980
Baa1     $   1,000D   Southern Investments UK,
                        6.80%, 12/1/06
                        (United Kingdom)             $     948,960
                                                     -------------
                                                         1,932,940
------------------------------------------------------------
Gas Distribution & Other Industries--2.5%
Baa2           790    El Paso Natural Gas,
                        7.50%, 11/15/26                    753,636
Baa2         1,000    Enron Corp.,
                        7.00%, 8/15/23                     881,320
B1           1,000D   Metrogas, S.A.,
                        10.875%, 5/15/01, Ser. B
                        (Argentina)                      1,068,750
A2           1,600    Michigan Con. Gas Co.,
                        8.25%, 5/1/14                    1,694,496
                      Northern Illinois Gas Co.,
Aa1            500    5.875%, 5/1/00                       484,090
Aa1          1,000    7.26%, 10/15/25                      890,920
A1           2,000    Southern California Gas Co.,
                        6.875%, 11/1/25                  1,718,540
                                                     -------------
                                                         7,491,752
------------------------------------------------------------
Industrials--0.3%
NR           1,000D   Comtel Brasileira Ltd.,
                        10.75%, 9/26/04 (Brazil)         1,037,500
------------------------------------------------------------
Telecommunications, Media & Related Industries--3.8%
Aaa          2,000    BellSouth
                        Telecommunications,
                        6.125%, 9/23/08
                        (Eurobonds)                      1,831,250
A3           1,000    GTE Corporation,
                        8.75%, 11/1/21                   1,108,750
A1           1,550    Pacific Bell,
                        8.70%, 6/15/01                   1,638,412

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of
March 31, 1997 (Unaudited)          GLOBAL UTILITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

              Principal
Moody's       Amount                                   US$ Value
Rating        (000)       Description                   (Note 1)
------------------------------------------------------------
Telecommunications, Media & Related Industries (cont'd.)
Ba2       $  1,000D   Philippine Long Distance
                        Telephone Co.,
                        9.25%, 6/30/06
                        (The Philippines)             $   1,045,500
Aa3          1,000    Southwestern Bell Telephone
                        Co.,
                        5.875%, 6/1/03                      930,240
Ba1          1,000    Tele-Communications, Inc.,
                        9.25%, 1/15/23                      957,980
B1           1,500D   Telecom Argentina, S.A.,
                        8.375%, 10/18/00
                        (Eurobonds) (Argentina)           1,500,000
B1           1,000D   Telefonica de Argentina,
                        S.A.,
                        11.875%, 11/1/04
                        (Argentina)                       1,130,000
Ba1          1,000    Worldcom Incorporated,
                        7.75%, 4/1/07                       987,500
                                                      -------------
                                                         11,129,632
                                                      -------------
                      Total corporate bonds
                        (cost $63,879,044)               62,209,054
                                                      -------------
------------------------------------------------------------
CONVERTIBLE BONDS--0.7%
Baa2           500D   Compania de Telefonos de
                        Chile, S.A.,
                        4.50%, 1/15/03 (Chile)              750,000
Caa          1,500    International Cabletel, Inc.,
                        7.25%, 4/15/05                    1,492,500
                                                      -------------
                      Total convertible bonds
                        (cost $2,000,000)                 2,242,500
                                                      -------------
------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--0.7%
           United States Treasury Notes,
$  1,000   6.125%, 7/31/00                           $     984,060
   1,000   7.50%, 11/15/01                               1,028,280
                                                     -------------
           Total U.S. Government Securities
           (cost $2,128,281)                             2,012,340
                                                     -------------
           Total debt obligations
           (cost $68,007,325)                           66,463,894
                                                     -------------
           Total long-term investments
           (cost $233,436,040)                         290,765,289
                                                     -------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.0%
REPURCHASE AGREEMENT--1.0%
   2,944   Lanston (Aubrey) & Co. Inc., 6.35%,
             dated 3/31/97, due 4/1/97 in the
             amount of $2,944,519 (cost
             $2,944,000; value of collateral
             including accrued
             interest-$3,007,759)                        2,944,000
------------------------------------------------------------
Total Investments--99.5%
           (cost $236,380,040; Note 4)                 293,709,289
           Other assets in excess of
           liabilities--0.5%                             1,394,918
                                                     -------------
           Net Assets--100%                          $ 295,104,207
                                                     -------------
                                                     -------------

---------------
*--Non-income producing security.
D--US$ Denominated Bonds.
ADR--American Depository Receipts.
ADS--American Depository Shares.
GDR--Global Depository Receipts.
GDS--Global Depository Shares.
NR--Not rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities
(Unaudited)                                           GLOBAL UTILITY FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1997
Investments, at value (cost $236,380,040)..................................................................      $ 293,709,289
Foreign currency, at value (cost $13,239)..................................................................             12,229
Cash.......................................................................................................             73,397
Dividend and interest receivable...........................................................................          2,472,072
Receivable for investments sold............................................................................          1,060,758
Receivable for Fund shares sold............................................................................             99,746
Deferred expenses and other assets.........................................................................              6,371
                                                                                                                 --------------
   Total assets............................................................................................        297,433,862
                                                                                                                 --------------
Liabilities
Payable for investments purchased..........................................................................            998,489
Payable for Fund shares reacquired.........................................................................            645,013
Accrued expenses...........................................................................................            399,069
Distribution fee payable...................................................................................            182,958
Withholding taxes payable..................................................................................             52,908
Management fee payable.....................................................................................             51,218
                                                                                                                 --------------
   Total liabilities.......................................................................................          2,329,655
                                                                                                                 --------------
Net Assets.................................................................................................      $ 295,104,207
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................      $     190,294
   Paid-in capital in excess of par........................................................................        227,504,556
                                                                                                                 --------------
                                                                                                                   227,694,850
   Distributions in excess of net investment income........................................................           (235,648)
   Accumulated net realized gains on investments and foreign currency transactions.........................         10,320,494
   Net unrealized appreciation on investments and foreign currencies.......................................         57,324,511
                                                                                                                 --------------
Net assets, March 31, 1997.................................................................................      $ 295,104,207
                                                                                                                 --------------
                                                                                                                 --------------
Class A:
   Net asset value and redemption price per share
      ($113,807,948 / 7,338,341 shares of common stock issued and outstanding).............................             $15.51
   Maximum sales charge (5.00% of offering price)..........................................................                .82
   Maximum offering price to public........................................................................             $16.33
                                                                                                                 --------------
                                                                                                                 --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($180,597,231 / 11,646,008 shares of common stock issued and outstanding)............................             $15.51
                                                                                                                 --------------
                                                                                                                 --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($686,278 / 44,253 shares of common stock issued and outstanding)....................................             $15.51
                                                                                                                 --------------
                                                                                                                 --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($12,750 / 821 shares of common stock issued and outstanding)........................................             $15.53
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

GLOBAL UTILITY FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                Six Months
                                                  Ended
Net Investment Income                         March 31, 1997
Income
   Dividends (net of foreign withholding
      taxes of $191,320).................      $  3,384,046
   Interest and discount earned..........         2,675,428
                                            ------------------
      Total income.......................         6,059,474
                                            ------------------
Expenses
   Management fee........................         1,026,842
   Distribution fee--Class A.............           144,030
   Distribution fee--Class B.............           947,347
   Distribution fee--Class C.............             3,533
   Transfer agent's fees and expenses....           233,000
   Custodian's fees and expenses.........           116,000
   Reports to shareholders...............            45,000
   Registration fees.....................            36,000
   Audit fee.............................            17,000
   Directors' fees and expenses..........            15,000
   Legal fees and expenses...............            15,000
   Insurance.............................             4,000
   Miscellaneous.........................             5,136
                                            ------------------
      Total expenses.....................         2,607,888
                                            ------------------
Net investment income....................         3,451,586
                                            ------------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions...............        11,045,603
   Foreign currency transactions.........             5,331
                                            ------------------
                                                 11,050,934
                                            ------------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments...........................        15,876,489
   Foreign currencies....................            (9,220)
                                            ------------------
                                                 15,867,269
                                            ------------------
Net gain on investments and foreign
   currencies............................        26,918,203
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 30,369,789
                                            ------------------
                                            ------------------

GLOBAL UTILITY FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                     Six Months      Year Ended
                                       Ended         September
Increase (Decrease)                  March 31,          30,
in Net Assets                           1997            1996
Operations
   Net investment income..........  $  3,451,586    $  9,586,911
   Net realized gain on investment
      and foreign currency
      transactions................    11,050,934      18,126,265
   Net change in unrealized
      appreciation of investments
      and foreign currencies......    15,867,269      (1,176,880)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    30,369,789      26,536,296
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................    (1,530,299)     (4,066,553)
      Class B.....................    (1,914,005)     (5,504,314)
      Class C.....................        (7,255)        (16,044)
      Class Z.....................           (27)             --
                                    ------------    ------------
                                      (3,451,586)     (9,586,911)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................      (321,908)         (8,056)
      Class B.....................      (402,624)        (10,902)
      Class C.....................        (1,526)            (32)
      Class Z.....................            (6)             --
                                    ------------    ------------
                                        (726,064)        (18,990)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................    (6,006,753)     (3,456,002)
      Class B.....................    (9,768,904)     (6,126,168)
      Class C.....................       (37,783)        (16,333)
                                    ------------    ------------
                                     (15,813,440)     (9,598,503)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 5)
   Net proceeds form shares
      sold........................    29,069,071      28,413,113
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............    16,423,378      15,648,910
   Cost of shares reacquired......   (61,785,084)   (102,550,920)
                                    ------------    ------------
Net decrease in net assets from
   Fund share transactions........   (16,292,635)    (58,488,897)
                                    ------------    ------------
Total decrease....................    (5,913,936)    (51,157,005)
Net Assets
Beginning of period...............   301,018,143     352,175,148
                                    ------------    ------------
End of period.....................  $295,104,207    $301,018,143
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements (Unaudited)             GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Global Utility Fund, Inc. (the 'Fund') is an open-end diversified management investment company. The Fund was organized in Maryland on November 18, 1988 as a closed-end, diversified management investment company and on December 15, 1989, sold 9,000 shares of common stock for $100,440 to Wellington Management Company, LLP ('Wellington'). Investment operations commenced on January 2, 1990. On February 1, 1991, the Fund concluded operations as a closed-end investment company and subsequently commenced operations as an open-end, diversified management investment company.

The Fund seeks to achieve its investment objective of obtaining a high total return, without incurring undue risk, by investing primarily in common stocks, debt securities and preferred stocks of domestic and foreign companies in the utility industries. Debt securities in which the Fund invests are generally within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain on investment transactions.

The Fund recognizes foreign currency gains and losses from the holding of foreign currencies, the sales and maturities of short-term securities and forward currency contracts, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of amounts actually received or paid.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements (Unaudited)             GLOBAL UTILITY FUND, INC.
-------------------------------------------------------------------------------
exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends and interest are provided in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gains on investments by $142,749 relating to net realized foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Wellington; Wellington furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .70% of the Fund's average daily net assets up to and including $250 million, .55% of the Fund's average daily net assets of the next $250 million,
 .50% of the Fund's average daily net assets of the next $500 million and .45% of the Fund's average daily net assets in excess of $1 billion. Pursuant to the subadvisory agreement, PIFM compensates Wellington for its services at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .35% of the Fund's average daily net assets of the next $250 million,
 .30% of the Fund's average daily net assets of the next $500 million and .25% of the Fund's average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, Class B and Class C Plans), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distributions or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI with respect to Class A shares, for distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively, for six months ended March 31, 1997.

PSI has advised the Fund that it has received approximately $26,500 in front-end sales charges resulting from sales of Class A shares during the
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements (Unaudited)             GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
six months ended March 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the six months ended March 31, 1997, it received approximately $229,400 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended March 31, 1997, the Fund incurred fees of approximately $241,300 for the services of PMFS. As of March 31, 1997, approximately $33,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 1997 were $16,849,811 and $46,457,743, respectively.

The United States federal income tax basis of the Fund's investments at March 31, 1997 was $236,406,747 and accordingly, net unrealized appreciation of investments was $57,302,542 (gross unrealized appreciation--$64,725,384; gross unrealized depreciation--$7,422,842).
------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

Effective December 16, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B, C and Z shares. Of the 19,029,423 shares of common stock issued and outstanding at March 31, 1997, Wellington owned 9,000 Class A shares.

Transactions in shares of common stock were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Six months ended March 31, 1997:
Shares sold........................    1,585,936    $ 24,810,070
Shares issued in reinvestment of
  dividends and distributions......      357,741       5,409,981
Shares reacquired..................   (2,329,775)    (36,509,016)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (386,098)     (6,288,965)
Shares issued upon conversion from
  Class B..........................      219,486       3,477,057
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (166,612)   $ (2,811,908)
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1996:
Shares sold........................    1,266,739    $ 18,863,411
Shares issued in reinvestment of
  dividends and distributions......      339,649       5,017,345
Shares reacquired..................   (2,883,880)    (43,010,724)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,277,492)    (19,129,968)
Shares issued upon conversion from
  Class B..........................      327,144       4,874,396
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (950,348)   $(14,255,572)
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Six months ended March 31, 1997:
Shares sold........................      258,860    $  4,104,703
Shares issued in reinvestment of
  dividends and distributions......      726,519      10,967,193
Shares reacquired..................   (1,598,600)    (25,090,658)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (613,221)    (10,018,762)
Shares reacquired upon conversion
  into Class A.....................     (219,614)     (3,477,057)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (832,835)   $(13,495,819)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements (Unaudited)             GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1996:
Shares sold........................      623,845    $  9,314,099
Shares issued in reinvestment of
  dividends and distributions......      718,862      10,600,234
Shares reacquired..................   (3,977,624)    (59,359,780)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (2,634,917)    (39,445,447)
Shares reacquired upon conversion
  into Class A.....................     (327,061)     (4,874,396)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,961,978)   $(44,319,843)
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Six months ended March 31, 1997:
Shares sold........................        7,196    $    112,578
Shares issued in reinvestment of
  dividends and distributions......        3,051          46,063
Shares reacquired..................       (9,976)       (156,544)
                                      ----------    ------------
Net increase in shares
  outstanding......................          271    $      2,097
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1996:
Shares sold........................       15,751    $    235,603
Shares issued in reinvestment of
  dividends and distributions......        2,124          31,331
Shares reacquired..................      (12,124)       (180,416)
                                      ----------    ------------
Net increase in shares
  outstanding......................        5,751    $     86,518
                                      ----------    ------------
                                      ----------    ------------
Class Z
-----------------------------------
December 16, 1996(a) through
  March 31, 1997:
Shares sold........................        2,635    $     41,720
Shares issued in reinvestment of
  dividends and distributions......            9             141
Shares reacquired..................       (1,823)        (28,866)
                                      ----------    ------------
Net increase in shares
  outstanding......................          821    $     12,995
                                      ----------    ------------
                                      ----------    ------------

---------------
(a) Commencement of offering of Class Z shares.

Supplemental Proxy Information                        GLOBAL UTILITY FUND, INC.
-------------------------------------------------------------------------------
The annual meeting of shareholders of Global Utility Fund, Inc. was held on October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:
(1) To elect the following directors to serve as follows: Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and Richard A. Redeker.
(2) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the year ending September 30, 1997.

The results of the proxy solicitation on the above matters were as follows:

                  Director/Auditor              Votes for      Votes against      Votes withheld
          ---------------------------------     ----------     --------------     ---------------
(1)       Eugene C. Dorsey                      9,945,953            --               376,806
          Douglas H. McCorkindale               9,956,617            --               364,142
          Thomas T. Mooney                      9,957,011            --               365,748
          Richard A. Redeker                    9,957,048            --               365,711
(2)       Deloitte & Touche LLP                 9,842,157         115,930               --

--------------------------------------------------------------------------------
                                       11

Financial Highlights (Unaudited)                      GLOBAL UTILITY FUND, INC.
-------------------------------------------------------------------------------

                                                                                 Class A
                                               ---------------------------------------------------------------------------
                                               Six Months
                                                 Ended                          Year Ended September 30,
                                               March 31,      ------------------------------------------------------------
                                                  1997          1996         1995         1994         1993         1992
                                               ----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $  15.03      $  14.72     $  13.66     $  14.63     $  12.96     $  12.62
                                               ----------     --------     --------     --------     --------     --------
Income from investment operations
Net investment income......................          .21           .51          .49          .47          .44          .53
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions............................         1.36           .73         1.35         (.82)        2.46         1.01
                                               ----------     --------     --------     --------     --------     --------
   Total from investment operations........         1.57          1.24         1.84         (.35)        2.90         1.54
                                               ----------     --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income.......         (.21)         (.51)        (.48)        (.42)        (.47)        (.53)
Distributions in excess of net investment
   income..................................         (.05)           --           --           --         (.01)          --
Distributions from net realized gains......         (.83)         (.42)        (.30)        (.20)        (.75)        (.67)
                                               ----------     --------     --------     --------     --------     --------
   Total distributions.....................        (1.09)         (.93)        (.78)        (.62)       (1.23)       (1.20)
                                               ----------     --------     --------     --------     --------     --------
Net asset value, end of period.............     $  15.51      $  15.03     $  14.72     $  13.66     $  14.63     $  12.96
                                               ----------     --------     --------     --------     --------     --------
                                               ----------     --------     --------     --------     --------     --------
TOTAL RETURN(a)............................        10.65%         8.65%       14.23%       (2.49)%      23.87%       13.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $113,808      $112,800     $124,423     $126,254     $138,714     $114,654
Average net assets (000)...................     $115,540      $120,122     $122,837     $139,166     $119,001     $120,708
Ratios to average net assets:
   Expenses, including distribution fees...         1.24%(b)      1.30%        1.31%        1.25%        1.30%        1.39%
   Expenses, excluding distribution fees...          .99%(b)      1.05%        1.06%        1.02%        1.10%        1.19%
   Net investment income...................         2.73%(b)      3.38%        3.58%        3.39%        3.37%        4.16%
For Class A, B, C and Z shares:
   Portfolio turnover rate.................           11%           13%          15%          19%          14%          57%
   Average commission rate paid per
      share................................     $ 0.0426      $ 0.0542           --           --           --           --

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less then a full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Financial Highlights (Unaudited)                      GLOBAL UTILITY FUND, INC.
-------------------------------------------------------------------------------

                                                                                Class B
                                               --------------------------------------------------------------------------
                                               Six Months
                                                 Ended                         Year Ended September 30,
                                               March 31,      -----------------------------------------------------------
                                                  1997          1996         1995         1994         1993        1992
                                               ----------     --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $  15.03      $  14.71     $  13.66     $  14.63     $  12.97     $ 12.63
                                               ----------     --------     --------     --------     --------     -------
Income from investment operations
Net investment income......................          .17           .40          .39          .37          .34         .43
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions............................         1.34           .74         1.34         (.82)        2.45        1.01
                                               ----------     --------     --------     --------     --------     -------
   Total from investment operations........         1.51          1.14         1.73         (.45)        2.79        1.44
                                               ----------     --------     --------     --------     --------     -------
Less distributions
Dividends from net investment income.......         (.17)         (.40)        (.38)        (.32)        (.37)       (.43)
Distributions in excess of net investment
   income..................................         (.03)           --           --           --         (.01)         --
Distributions from net realized gains......         (.83)         (.42)        (.30)        (.20)        (.75)       (.67)
                                               ----------     --------     --------     --------     --------     -------
   Total distributions.....................        (1.03)         (.82)        (.68)        (.52)       (1.13)      (1.10)
                                               ----------     --------     --------     --------     --------     -------
Net asset value, end of period.............     $  15.51      $  15.03     $  14.71     $  13.66     $  14.63     $ 12.97
                                               ----------     --------     --------     --------     --------     -------
                                               ----------     --------     --------     --------     --------     -------
TOTAL RETURN(a)............................        10.24%         7.90%       13.32%       (3.22)%      22.87%      12.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $180,597      $187,557     $227,189     $272,673     $185,259     $60,432
Average net assets (000)...................     $189,990      $210,305     $237,983     $270,466     $ 90,254     $45,661
Ratios to average net assets:
   Expenses, including distribution fees...         1.99%(b)      2.05%        2.06%        2.02%        2.10%       2.19%
   Expenses, excluding distribution fees...          .99%(b)      1.05%        1.06%        1.02%        1.10%       1.19%
   Net investment income...................         1.98%(b)      2.62%        2.83%        2.68%        2.59%       3.34%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Financial Highlights (Unaudited)                      GLOBAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                      Class C                               Class Z
                                               ------------------------------------------------------     ------------
                                                                                          August 1,       December 16,
                                               Six Months     Year Ended September         1994(c)          1996(d)
                                                 Ended                 30,                 through          through
                                               March 31,      ---------------------     September 30,      March 31,
                                                  1997          1996         1995           1994              1994
                                               ----------     --------     --------     -------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $  15.03      $  14.71     $  13.66       $   13.93          $15.02
                                               ----------     --------     --------     -------------         -----
Income from investment operations
Net investment income......................          .17           .40          .39             .06             .12
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions............................         1.34           .74         1.34            (.24)            .53
                                               ----------     --------     --------     -------------         -----
   Total from investment operations........         1.51          1.14         1.73            (.18)            .65
                                               ----------     --------     --------     -------------         -----
Less distributions
Dividends from net investment income.......         (.17)         (.40)        (.38)           (.07)           (.12)
Distributions in excess of net investment
   income..................................         (.03)           --           --              --            (.02)
Distributions from net realized gains......         (.83)         (.42)        (.30)           (.02)             --
                                               ----------     --------     --------     -------------         -----
   Total distributions.....................        (1.03)         (.82)        (.68)           (.09)           (.14)
                                               ----------     --------     --------     -------------         -----
Net asset value, end of period.............     $  15.51      $  15.03     $  14.71       $   13.66          $15.53
                                               ----------     --------     --------     -------------         -----
                                               ----------     --------     --------     -------------         -----
TOTAL RETURN(a)............................        10.24%        7.90%       13.32%           (1.32)%          4.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $    686      $    661     $    563       $     226          $   13
Average net assets (000)...................     $    709      $    608     $    410       $     131          $    4
Ratios to average net assets:
   Expenses, including distribution fees...         1.99%(b)     2.05%        2.06%         2.06%(b)           1.02%(b)
   Expenses, excluding distribution fees...          .99%(b)     1.05%        1.06%         1.06%(b)           1.02%(b)
   Net investment income...................         1.98%(b)     2.66%        2.83%         2.46%(b)           3.26%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

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
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney
Richard A. Redeker

Officers
Richard A. Redeker, President
Susan C. Cote, Vice President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah Ann Garfield, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Ave, N.W.
Washington, DC 20036

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 1997 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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